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                                                                    EXHIBIT 10.9

                              AGREEMENT AND LEASE
                          TRAILER BRIDGE COMPANY, INC.


         THIS AGREEMENT made and entered into as of this 1st day of August, 1991, by and between the JACKSONVILLE PORT AUTHORITY, a body politic and corporate created and existing under Chapter 63-1447, Laws of Florida, as amended, hereinafter referred to as "AUTHORITY", and TRAILER BRIDGE COMPANY, INC., a company incorporated under the Laws of Delaware, hereinafter referred to as "LESSEE",



                              W I T N E S S E T H:



         WHEREAS, AUTHORITY is the owner and operator of vessel berthing, cargo handling and storage facilities at Blount Island Terminal ("Terminal") located in Jacksonville, Florida; and

         WHEREAS, AUTHORITY and LESSEE desire to enter into an Agreement for the lease and use by LESSEE of certain facilities, as more fully hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, AUTHORITY and LESSEE do hereby mutually undertake, promise and agree, each for itself and its successors and assigns, as follows:

SECTION 1.       DESCRIPTION OF LEASED PREMISES

         AUTHORITY does hereby agree to lease to LESSEE, during the term and for the uses set forth in Sections 2 and 3 respectively hereof, and upon and subject to the terms and conditions hereinafter specified, the facilities located on the Terminal, hereinafter referred to as "Leased Premises", as indicated by plat on Exhibit A hereof.
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SECTION 2.       TERM OF AGREEMENT

         A. This Agreement shall become effective on the date set forth on Exhibit B ("Commencement Date"), subject to approval by the Federal Maritime Commission ("FMC"). However, if there is (i) any ruling from the FMC disclaiming jurisdiction over this Agreement, or (ii) any ruling by an appropriate authority that the FMC has no jurisdiction over this Agreement, then the Commencement Date shall be the date of such ruling. Upon the Commencement Date, the term ("Term") of this Agreement shall be for the period set forth on Exhibit B, subject to termination contained herein.

         B. Upon mutual agreement, LESSEE may extend this Agreement for two (2) additional terms of five (5) years each. Notice of LESSEE's desire to exercise this option must be given to AUTHORITY in writing at least sixty (60) days prior to the end of the then current term.

         C. In the event LESSEE continues its operations on the Leased Premises after expiration of this Agreement without any written extension thereof, such continuation shall not be deemed to operate as a renewal or extension of this Agreement, but such operations shall be governed by the then applicable terms of this Agreement. Such operations may be terminated by AUTHORITY upon sixty (60) days written notice.

SECTION 3.       USE OF LEASED PREMISES

         A. LESSEE shall have the right to use the Leased Premises for a Roll/On Roll/Off, or Lift/On Lift/Off, container/trailer handling facility and related services. LESSEE shall be prohibited from using any portion of the Leased Premises for any other purpose without prior written approval from the AUTHORITY, as set forth in Section 19.A. hereof.

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SECTION 4.       BARGES

         A. For the duration of the operation contemplated herein, AUTHORITY may allocate AUTHORITY-owned lash barge Number 416 for LESSEE 5 use in the project. All maintenance and repair of the barge shall be the responsibility of the LESSEE. Upon termination of this Agreement, by expiration of Term or otherwise, said barge shall be returned to the AUTHORITY in good condition and repair, reasonable wear and tear excepted.

         B. LESSEE may provide its own Floating Discharge Ramp ("Ramp") for the operation. LESSEE shall move the Ramp, at its sole expense, upon the AUTHORITY's request to a location indicated by AUTHORITY, in order to allow clearance for other operations. All maintenance and repair of the Ramp shall be the responsibility of the LESSEE.

SECTION 5.       FEES AND CHARGES

         A. Rental Rates: In consideration of all rights and privileges herein granted, LESSEE shall pay to AUTHORITY the monthly rate, plus applicable state sales tax, indicated on Exhibit B.

                 1. Payments: All monthly payments for the Leased Premises shall be due on the first day of each month. Should this Agreement commence on any day other than the first of the month, or terminate on any day other than the last day of the month, the amount will be prorated in proportion with the rights and privileges enjoyed during that month.

                 2.       Adjustments:

                          a.      The rental rate indicated on Exhibit B shall
be adjusted on the first anniversary of the Commencement Date of this Agreement, and every year thereafter, including any renewal periods. The rental rate for each year shall be the rental rate for the previous year, plus the product of the percent of increase in the Consumer Price Index, U.S. Urban Wage





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Earners and Clerical Workers, 1967=100, ("CPI"), for the previous year, times the rental rate during the previous year.

                          b.      Adjustment of rental rate on Exhibit B shall
apply without necessity of formal amendment of this Agreement, provided, however, that any amendment hereto shall be filed with the FMC, in accordance with Section 25 hereof.

                 3.       Delinquent and Late Fees and Charges:

                          a.      A late fee assessment of five percent (5%)
will be imposed on all payments not made within ten (10) days after the due date thereof, and shall become additional rent due and payable, until said payment is received by the AUTHORITY. Said late fee assessment shall be calculated from the first day payment was due.

                          b.      If any rental fees required by this Agreement
are not paid within thirty (30) days of the due date, AUTHORITY reserves the right to terminate this Agreement with fifteen (15) days written notice to LESSEE, in accordance with the provisions set forth in Section 21, Paragraph C, hereof. Upon such date, LESSEE shall be deemed to have no further rights hereunder and AUTHORITY may take possession of the Leased Premises by any means available to it by law. In such event, AUTHORITY shall have the right to recover all expenses incurred by reason of the breach, including, but not limited to, reasonable attorney's fees and court costs.

         B.      Throughput:

                 1. Throughput Rates: LESSEE shall pay the AUTHORITY the throughput rates stipulated on Exhibit B.

                 2. Reporting and Payment: LESSEE shall submit vessel manifest no later than three (3) days after said vessel sails. Payment of AUTHORITY's invoice therefor, and any





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delinquent or late fees for throughput, shall be assessed and handled in accordance with AUTHORITY's published tariff or its reissue.

                 3.       Adjustments:

                          a.      On October 1 of each year, the AUTHORITY
shall determine and calculate the overall increase, if any, of the rates and charges in its published tariff during the preceding twelve (12) month period. Commencing October 1, 1992, and every year thereafter, the throughput rates on Exhibit B shall increase annually in an equal and like percentage for the ensuing year.

                          b.      Adjustment of throughput rates on Exhibit B
shall apply without necessity of formal amendment of this Agreement, provided, however, that any amendment hereto shall be filed with the FMC, in accordance with Section 25 hereof.

         C.      Dockage:

                 1. Dockage Rates: LESSEE shall pay the AUTHORITY the dockage rates stipulated on Exhibit B.

                 2.       Adjustments:

                          a.      On October 1 of each year, the AUTHORITY
shall determine and calculate the increase, if any, of the rates and charges for dockage in its published tariff during the preceding twelve (12) month period. Commencing October 1, 1992, and every year thereafter, the dockage rates on Exhibit B shall increase annually in an equal and like percentage for the ensuing year.





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                          b.      Adjustment of dockage rates on Exhibit B
shall apply without necessity of formal amendment of this Agreement, provided, however, that any amendment hereto shall be filed with the FMC, in accordance with Section 25 hereof.

                 3. Delinquent and Late Fees and Charges: Delinquent and Late fees for dockage shall be assessed in accordance with AUTHORITY's published tariff or its reissue.

         D. Other Fees and Charges: LESSEE shall pay any other fees and charges due and payable to the AUTHORITY as stipulated on Exhibit B.

SECTION 6.       PREFERENTIAL BERTHING

         LESSEE may use Berth No. 7 on a preferential basis on one (1) designated day per week. Said designation shall be made by LESSEE and furnished to the AUTHORITY in writing. Said designation may be changed by LESSEE with thirty (30) days prior written notice to the AUTHORITY, and shall be approved as long as said change does not conflict with other berthing agreements.

SECTION 7.       UTILITIES

         LESSEE shall be responsible for promptly paying those persons furnishing or providing utility connections and services to the Leased Premises, which shall include, but not necessarily be limited to, electricity, gas, sewage, water, janitorial, trash removal and telephone service.

SECTION 8.       TAXES AND ASSESSMENTS

         LESSEE shall, at its own expense, pay all taxes and assessments levied against its interest in the Leased Premises as well as all taxes and assessments levied against the personal property used by it in its operations at the Leased Premises. None of the terms, covenants or conditions of this Agreement shall be construed as a release or waiver on the part of AUTHORITY, as a





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political subdivision of the State of Florida and the City of Jacksonville of
the right to assess, levy and collect any license, personal, intangible, occupation or other tax which shall be lawfully imposed on the business or property of LESSEE.

SECTION 9.       INDEMNIFICATION AND INSURANCE

         A. LESSEE agrees to indemnify and hold AUTHORITY, its agents and employees harmless from and against all liabilities, judgments, costs, damages and expenses which may accrue against, be charged to or recovered from AUTHORITY by reason of or on account of damage to the property of, injury to, or death of any person, arising from the LESSEE's use, occupancy and operation of the Leased Premises and use of AUTHORITY's equipment, including leakage or spillage of any substance used or handled by LESSEE in its operation, and including acts of its agents, employees, contractors and subcontractors, except when caused by the negligence of AUTHORITY, its agents, employees, contractors or subcontractors; provided that AUTHORITY shall give LESSEE prompt and timely notice of any claim made or suit instituted which, in any way, affects LESSEE or its insurers, and LESSEE or its insurers shall have the right to compromise and defend the same to the extent of their own interests. Provided prompt and timely notice of any claim or suit is given LESSEE, any final judgment rendered against AUTHORITY for any cause for which LESSEE is liable hereunder shall be conclusive against LESSEE as to liability and amount.

         B. LESSEE shall, at its own expense, keep in force insurance of the types and in not less than the amounts stipulated on Exhibit C, issued by a company or companies of sound and adequate financial responsibility, acceptable to the AUTHORITY and licensed to do business in the State of Florida, insuring LESSEE and AUTHORITY against all liabilities for death, injuries or





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damages arising out of or in connection with LESSEE's use, occupancy and operation of the Leased Premises by LESSEE, containing fire and extended coverage on all equipment and improvements in the amount of the full insurable value of such equipment and improvements, and shall furnish to AUTHORITY certificates evidencing such insurance, naming AUTHORITY as an additional insured thereunder as stipulated on Exhibit C, subject to the limitations set forth above in respect to AUTHORITY's negligence. Certificates evidencing the existence thereof, all in such form as the Director of Corporate Services may require, or binder, shall be delivered to said Director upon the execution of this Agreement. Each policy or certificate shall contain a valid provision or endorsement that, "This policy will not be canceled or materially changed or altered without first giving thirty (30) days written notice in advance thereof to the Director of Corporate Services, Jacksonville Port Authority, Post Office Box 3005, Jacksonville, Florida 32206," sent by certified mail, return receipt requested.

         1. The insurance requirements on Exhibit C shall be subject to periodic review by the AUTHORITY and adjustment to maintain current industry standards. Adjustment of insurance requirements on Exhibit C shall apply without necessity of formal amendment of this Agreement, in accordance with
Section 25 hereof.

SECTION 10.      RELOCATION OF LESSEE

         During the Term of this Agreement, and any renewal or extension thereof, should relocation of LESSEE be necessary, AUTHORITY reserves the right to designate, assign or relocate LESSEE to a comparable location on AUTHORITY's facilities, so long as LESSEE's operation is not adversely affected by such relocation. AUTHORITY shall pay for the reasonable costs for such relocation, unless relocation is requested by LESSEE.





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SECTION 11.      MAINTENANCE OF LEASED PREMISES

         A. During the term of this Agreement, and any extensions thereof, LESSEE shall, at its own expense, perform normal maintenance on the Leased Premises and shall keep the Leased Premises and any improvements thereon in a reasonably good and clean state of repair and preservation, making all necessary and proper replacements thereof and repairs thereto.

         B. AUTHORITY and its duly authorized officers, employees, agents or assigns shall have the right, at reasonable times, upon reasonable notice and during normal working hours, and at any time in case of an emergency, to enter upon any of the Leased Premises for the following purposes:

                 1. To inspect the Leased Premises at reasonable intervals to determine whether the LESSEE has complied and is complying with the terms and conditions of this Agreement with respect to the Leased Premises. The right of inspection reserved to AUTHORITY hereunder shall impose no obligation on AUTHORITY to make inspections to ascertain the condition of repair or preservation of the said premises and improvements thereon and shall impose no liability upon AUTHORITY for failure to make such inspections.

                 2. To perform maintenance and make repairs and replacements in any case where LESSEE is so obligated and has failed to do so after reasonable prior written notice, in which event LESSEE shall promptly reimburse AUTHORITY for all reasonable costs thereof.

                 3. No such entry as set forth herein on behalf of the AUTHORITY upon any of the Leased Premises shall cause or constitute a termination of this Agreement or be deemed to constitute an interference with the possession thereof by LESSEE.


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SECTION 12.      ALTERATIONS AND IMPROVEMENTS

         A. LESSEE shall make no improvements to the Leased Premises without prior agreement and written consent of AUTHORITY, subject to the provisions set forth in Section 26.

                 1. Should LESSEE desire to make alterations or improvements to the Leased Premises, LESSEE shall present the request to the AUTHORITY, along with plans and specifications for construction. LESSEE shall not commence with any construction without AUTHORITY's written Notice to Proceed, subject to the provisions set forth in Section 26.

                 2. After construction is completed, a set of as-built drawings will be supplied to the AUTHORITY for its records.

SECTION 13.      SURRENDER OF LEASED PREMISES

         LESSEE covenants that, at the expiration of the Term of this Agreement or any extension thereof, or at any earlier termination thereof, it will quit and surrender the Leased Premises in good state and condition, reasonable wear and tear excepted. All buildings, fixtures and other improvements to the Leased Premises made by LESSEE shall remain on the Leased Premises and become the exclusive property of the AUTHORITY. LESSEE shall, however, forthwith remove all equipment, trade fixtures and personal property belonging to it, and any damage caused by the removal of such equipment and/or property shall be repaired by the LESSEE at its expense.

SECTION 14.      ACCESS TO PREMISES

         A. LESSEE, its officers, employees, and all other persons or firms doing business with it shall have unimpeded and unobstructed right of ingress to and egress from the Leased Premises by means designated and provided by AUTHORITY.




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         B.      Access roads or railroads shall, without exception, be in
common with such persons (including at the option of AUTHORITY, the general public) as AUTHORITY may authorize or permit, and shall be subject to and in accordance with all applicable local laws and ordinances and such reasonable rules and regulations as may be adopted by AUTHORITY for the regulation and control of the users thereof.

         C. AUTHORITY may, at any time, close, relocate, reconstruct, change, alter or modify all such means of access, either temporarily or permanently; provided, however, that at all times, a reasonably convenient and adequate alternative means of access is made available to LESSEE.

SECTION 15.      ASSIGNMENT AND SUBLETTING

         LESSEE shall not assign or transfer any of the rights granted in this Agreement, nor shall LESSEE subassign or otherwise transfer any interest in or to the Leased Premises without the prior written consent of AUTHORITY, subject to Section 26 hereof.

SECTION 16.      FORCE MAJEURE

         Neither AUTHORITY nor LESSEE shall be deemed to be in breach of this Agreement by reason of failure to perform any of its obligations hereunder if, while and to the extent that such failure is due to boycotts, shortages of materials, labor disputes or troubles, shipwrecks or obstructions to navigation, acts of God, acts of public enemy, acts of superior governmental authority, floods, riots, rebellion, sabotage by third parties, or any other similar circumstances for which they are not reasonably responsible and which are not within their control.





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SECTION 17.      GOVERNING LAW

         This Agreement is to be read and construed in accordance with the laws of the State of Florida.

SECTION 18.      NO PERSONAL LIABILITY

         No director, officer or employee of either party hereto shall be held personally liable under the Agreement because of its execution or attempted execution.

SECTION 19.      LAWS, ORDINANCES, AND RULES AND REGULATIONS TO BE OBSERVED

         A. LESSEE shall not use or permit the use of the Leased Premises for any purpose or use other than those authorized by this Agreement, except as may be mutually agreed upon in writing.

         B. LESSEE shall not use or occupy the Leased Premises or permit same to be used or occupied for any unlawful purpose or for any purpose that is hazardous on account of fire, explosion, contamination or otherwise.

         C. LESSEE shall comply with and shall cause its officers, employees and any other persons over whom it has control to comply with any and all municipal, state and federal laws, ordinances, and rules and regulations, including but not limited to OSHA, USCG, EPA, DER, DNR, DOT and AUTHORITY's published tariff, and will be held responsible for any violation of same. This responsibility shall include, but not be limited to, any investigative, clean up or restoration costs associated with any spill or leakage of any substance used or handled by LESSEE in its operation.





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         D.      LESSEE shall be responsible for obtaining all permits and/or licenses from any of the above entities or agencies as necessary for it to perform the operation contemplated herein, and shall maintain said permits and/or licenses current throughout the Term of this Agreement.

         E. The AUTHORITY reserves the right to enter upon the Leased Premises, at reasonable times and upon reasonable notice, to inspect the Leased Premises in regards to LESSEE's compliance with applicable laws and regulations, and the terms and conditions of this Agreement.

SECTION 20.      SECURITY

         AUTHORITY shall provide a twenty-four (24) hour per day, seven (7) day per week, roving guard service. Any additional security required shall be the responsibility of LESSEE.

SECTION 21.      TERMINATION OF AGREEMENT

         A. AUTHORITY, at its option, may declare this Agreement terminated in its entirety and exercise all rights of re-entry upon the Leased Premises upon the happening of any one or more of the following events:

                 1. If the fees, charges or other money payments which LESSEE herein agrees to pay or is obligated to pay under any other agreement with AUTHORITY, or any part thereof, shall be unpaid on the date the same shall become due; or

                 2. If LESSEE shall file a voluntary petition in bankruptcy, or make a general assignment for the benefit of creditors, or if LESSEE is adjudicated bankrupt; or

                 3. If any act occurs which operates to deprive LESSEE permanently of the rights, powers and privileges necessary for the proper conduct and operation of its business; or





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                 4.       If LESSEE abandons and ceases to use the Leased
Premises for a period of sixty (60) days at any one time, except when such abandonment and cessation is due to fire, earthquake, strike, action of any government, default of AUTHORITY, or other cause beyond LESSEE's control; or

                 5. If LESSEE shall use or permit the use of the Leased Premises at any time for any purpose for which the use thereof at that time is not authorized by this Agreement or by a subsequent written agreement between the parties hereto, or shall use or permit the use thereof in violation of any law, rules or regulations to which LESSEE has agreed in this Agreement to conform; or

                 6. If LESSEE shall be in violation of any of the provisions of the Agreement with respect to the Leased Premises.

         B. LESSEE, in addition to any other remedies which it may have, at its option, may declare this Agreement terminated in its entirety upon the happening of any one or more of the following events:

                 1. If a court of competent jurisdiction issues an injunction against AUTHORITY or any successor thereto preventing or restraining the use of the Leased Premises in its entirety, or any part thereof, which may be used by LESSEE for its operations, and if such injunction remains in force for a period of ninety (90) days or more; or

                 2. If the Leased Premises become unusable in whole or substantial part for the purposes herein contemplated, and the AUTHORITY does not terminate the use thereof, pursuant to an option reserved to it in this Agreement, and does not proceed as promptly as





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reasonably practicable with the repairs necessary to restore the Leased
Premises to its condition prior to the occurrence of the damage; or

                 3. If AUTHORITY fails to provide and maintain means for unobstructed ingress and egress to and from the Leased Premises in accordance with the provisions of this Agreement; or

                 4. If by violation of the terms and conditions contained herein, AUTHORITY shall substantially interfere with the use by LESSEE of the Leased Premises for the purposes for which the use thereof at this time is authorized by this Agreement.

         C. Notwithstanding anything to the contrary contained in this Agreement, no termination declared by either party shall be effective unless and until not less than thirty (30) days have elapsed after written notice to the other party specifying the date upon which such termination shall take effect and the cause for which it is being terminated, and if such termination is by reason of a default under this Agreement for which termination is authorized, specifying such default with reasonable certitude. No such termination shall be effective if such cause or default shall have been cured or obviated during such thirty (30) day period, or in the event such cause or default, by its nature, cannot be cured within such thirty (30) day period, such termination shall not be effective if correction of the cause or default is commenced within said thirty (30) days and completed as promptly as reasonably practicable. Provided, however, that if LESSEE has not paid rental fees within the thirty (30) day period specified in Section 5, Paragraph A.3.(b.) hereof, AUTHORITY must give LESSEE notice of its intent to terminate this Agreement within fifteen (15) days thereafter; however, if payment is made within said period of fifteen (15) days, said notice shall be of no force or effect.





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SECTION 22.      WAIVERS

         No waiver by either party at any time of any of the terms, conditions, covenants, or agreements herein shall be deemed or taken as a waiver at any time thereafter of same or any other term, condition, covenant or agreement herein contained, nor of the strict and prompt performance thereof. No delay, failure or omission of AUTHORITY to re-enter the Leased Premises, and no subsequent acceptance by AUTHORITY of fees then or thereafter accrued, and no delay, failure or omission of either party to exercise any right, power, privilege or option arising from any default, shall impair any such right, power, privilege or option or be construed to be a relinquishment thereof, or a waiver of such default or acquiescence therein; and no notice by either party shall be required to restore or revive any option, right, power, remedy or privilege after waiver by such party of default in one or more instances. No option, right, power, remedy or privilege of either party shall be construed as being exhausted or discharged by the exercise thereof in one or more instances. Each and all of the rights, powers, options or remedies given to either party by this Agreement shall be cumulative, and no one of them shall be exclusive of the other or exclude any remedies provided by law, and the exercise of one right, power, option or remedy shall not preclude the exercise of any other right, power, option or remedy, except in those cases where it is expressly so provided.

SECTION 23.      ENTIRE AGREEMENT: MODIFICATIONS

         A. This Agreement constitutes the entire present agreement between AUTHORITY and LESSEE with respect to the Leased Premises.





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         B.      No change in, modification of or supplement to this Agreement shall be valid or enforceable unless it is enacted in writing and signed by the duly authorized representative of AUTHORITY and LESSEE.

SECTION 24.      INVALID PROVISION

         In the event any covenant, condition or provision herein contained is held to be invalid by any court of competent jurisdiction,the invalidity of any such covenant, condition or provision shall not materially prejudice either party thereto in its respective rights and obligations contained in the valid covenants conditions or provisions in this Agreement.

SECTION 25.      EXHIBITS

         A. All exhibits or schedules referred to herein, or which from time to time may be referred to in any duly executed amendment hereto, are by such reference incorporated herein and shall be deemed a part of this Agreement as if fully set forth herein. Any exhibit or schedule incorporated herein may be adjusted without the necessity of formal amendment of this Agreement. Upon adjustment of any exhibit or schedule, a revised exhibit or schedule shall be prepared by the AUTHORITY and executed by the parties hereto. Each successive exhibit or schedule, as it supersedes the previous exhibit or schedule as to its effective date, shall be deemed a part of this Agreement at all times.

         B. Any revised exhibit or schedule, or any amendment to this Agreement, shall not become effective until it is filed with the FMC, subject to Section 2 hereof.





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SECTION 26.      WITHHOLDING REQUIRED APPROVALS
         Whenever approval, notice or consent by the AUTHORITY or LESSEE is required by the terms of this Agreement, no such approval, notice or consent shall be unreasonably requested, withheld or denied.

SECTION 27.      NOTICES, CONSENTS AND APPROVALS

         All notices, consents and approvals required or authorized by this Agreement shall be validly and sufficiently served, given or made if mailed, postage prepaid, to:

         AUTHORITY:       Jacksonville Port Authority
                          Post Office Box 3005
                          Jacksonville, Florida 32206

         LESSEE:          Trailer Bridge Company, Inc.
                          660 Madison Avenue, Suite 1708
                          New York, New York 10021

or in such other place as either party shall in writing designate in the manner provided herein. Such notices, consents and approvals shall be deemed to be served as of the date of mailing.

SECTION 28.      PLACE OF PAYMENTS

         Payments required hereunder shall be made to the Jacksonville Port Authority, Director of Corporate Services, Post Office Box 3005, Jacksonville, Florida 32206.

SECTION 29.      HEADINGS

         The headings of the sections of this Agreement are included only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of the provisions and shall not be construed to affect in any manner the terms and provisions hereof or the interpretation or construction thereof.





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SECTION 30.      COUNTERPART

         This Agreement may be signed in any number of counterparts, each of which shall be deemed an original so long as it bears the signature of both parties.

SECTION 31.      LIENS AND ENCUMBRANCES

         LESSEE agrees to keep the Leased Premises free and clear of all liens and encumbrances arising or growing out of the use and occupancy of the Leased Premises by LESSEE, its agents, contractors and subcontractors.

SECTION 32.      WARRANTIES AND REPRESENTATIONS

         A. LESSEE warrants and represents that it has corporate power to enter into this Agreement and to perform all acts herein required to be performed by it and that its execution and delivery hereof have been duly authorized by all necessary corporate action.

         B. AUTHORITY warrants and represents that it has corporate power to enter into this Agreement and to perform all acts required of it hereunder, and that its execution and delivery hereof have been duly authorized by all necessary corporate action.

SECTION 33.      INTERRUPTION OF SERVICES OR FACILITIES

         AUTHORITY does not warrant that any of the utilities, services or facilities mentioned herein will be free from interruptions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of AUTHORITY to obtain utilities or supplies or other cause or causes beyond the reasonable control of AUTHORITY. Except as otherwise provided, no such interruption of utilities, services or facilities shall be deemed an eviction or disturbance of the use or possession of the Leased Premises or any part thereof by LESSEE, or render AUTHORITY





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liable to LESSEE for damages or relieve LESSEE from performance of its obligations under this Agreement.

SECTION 34.      INSPECTION OF RECORDS

         Each party hereto, at its expense and upon reasonable notice shall have the right to inspect the books, records and other data of the other party relating to the provisions and requirements hereof, provided such inspection is made during regular business hours.

SECTION 35.      EMINENT DOMAIN

         If all or any part of the Leased Premises shall be taken or condemned under power of eminent domain by a higher governmental authority, either before or during the Term of this Agreement, then, and in that event, the Term of this Agreement shall cease and terminate from the date when the possession of the part so taken shall be required, and LESSEE shall have no claim or interest in or to any award of damages for such taking.





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

                 IN WITNESS WHEREOF, the parties have caused these presents to be signed by their duly authorized officers and their official or corporate seals to be affixed hereto and attested as of this 1st day of August, 1991.

Signed, sealed and delivered         JACKSONVILLE PORT AUTHORITY
in the presence of:

/s/ Maribel Hernandez                By:/s/ Thomas E. Delcomyn
--------------------------              -------------------------------
         (Signature)                                  (Signature)

                                     Title Deputy Managing Director
                                          -----------------------------
                                             (Please print or type)


/s/ Aida L. Tullis                   Attest /s/ Susan Miller
--------------------------                 ----------------------------
         (Signature)                                  (Signature)

                                     Title Director of Corporate Services
                                          -------------------------------------
                                             (Please print or type)

Signed, sealed and delivered         TRAILER BRIDGE COMPANY, INC.
in the presence of:

/s/ William G. Gotimer               By:/s/ P. E. Burnside
--------------------------              -------------------------------
         (Signature)                                  (Signature)

                                     Title President
                                          -----------------------------
                                             (Please print or type)


/s/ William G. Gotimer               Attest /s/ John D. McCown
--------------------------                 -----------------------------------
         (Signature)                                  (Signature)

                                     Title /s/ Secretary
                                           ---------------------------
                                             (Please print or type)


Approved as to legality and form:

/s/ Lou Black
--------------------------
Assistant Counsel

Trailer Bridge Company, Inc.

/ /      Ten (10) acres
/ /      First Right of Refusal Area

Dated: August 1, 1991

           Initials

     PEB         TED
     ---         ---
   Lessee        Authority






                                   EXHIBIT A
                                MAP OF PROPERTY

                                   EXHIBIT B
                          SCHEDULE OF FEES AND CHARGES
                          TRAILER BRIDGE COMPANY, INC.
                             DATED:  AUGUST 1, 1991




I.       TERM:  Five (5) years, commencing _________________, subject to
         Section 2 hereof.

II.      RENTAL RATES:

         A.  Leased Premises:     ANNUAL RATE:              MONTHLY RATE:
         Ten (10) acres @
         $13,000/ac/yr             $13,000.00                $10,833.33

         B. First Right of Refusal Area: Lessee shall have a first right of refusal on approximately seven (7) contiguous acres located south of the Leased Premises. Should this parcel become available, and Lessee exercises this first right of refusal, this Exhibit B shall be revised to reflect the inclusion of the contiguous parcel into the Leased Premises, subject to Section 25 hereof, at the then current rental rate of this Agreement.


III.     THROUGHPUT:  includes wharfage and terminal use

         $28.00 per loaded container


IV.      DOCKAGE:

         A. Cargo Barge - $2.67 per lineal foot of the vessel, assessed and handled in accordance with Authority's published tariff or its reissue. Tariff charges shall also apply to idle dockage of cargo barges.

         B. Ramp Barge - $2.67 per lineal foot of the vessel, assessed during stevedoring operations for a minimum of twenty-four (24) hours, and in six (6) hour increments thereafter. There shall be no dockage charge when the Ramp Barge is docked at the approved lay berth, provided however, the stipulations of Section 4.B. are observed.


V. OTHER FEES AND CHARGES: Any other fees and charges due and payable to the Authority by Lessee and not stipulated by this Agreement shall be assessed and handled in accordance with Authority's published tariff or its reissue, unless otherwise agreed to in writing.

TRAILER BRIDGE COMPANY, INC.               JACKSONVILLE PORT AUTHORITY


/s/ P. E. Burnside                         /s/ Thomas E. Delcomyn
----------------------------------         ----------------------------------

FMC Approval Date                      of FMC Number
                 ---------------------             --------------------------



                                   EXHIBIT B

                                   EXHIBIT C
                       SCHEDULE OF INSURANCE REQUIREMENTS
                          TRAILER BRIDGE COMPANY, INC.
                      DATED:_____________________________



1.       WORKERS COMPENSATION
                 Part I                                     State requirement
                 Part II
                     Each Accident                          $  500,000
                     Disease-Policy Limit                   $  500,000
                     Disease-Each Employee                  $  500,000


2.       COMMERCIAL GENERAL LIABILITY-Authority shall be named an additional insured.
                 Combined Single Limit of Liability
                     General Aggregate                      $1,000,000
                     Each Occurrence                        $1,000,000


3. COMPREHENSIVE AUTOMOBILE LIABILITY-Coverage shall include owned, non-owned and hired automobiles.
                 Combined Single Limit
                 of Liability                               $1,000,000





TRAILER BRIDGE COMPANY, INC.               JACKSONVILLE PORT AUTHORITY


/s/ P. E. Burnside                              /s/ Thomas E. Delcomyn
----------------------------                    -----------------------


                                   EXHIBIT C

                         ACKNOWLEDGEMENT OF SIGNATURES

STATE OF FLORIDA  )
COUNTY OF DUVAL   )

         The foregoing instrument was acknowledged before me this 1st day of August, 1991, by Thomas E. Delcomyn and Susan Miller, the Deputy Managing Director and the Director of Corporate Services, respectively, of the JACKSONVILLE PORT AUTHORITY, a public body corporate and politic of the State of Florida, on behalf of the AUTHORITY, and their business address is Post Office Box 3005, Jacksonville, Florida 32206.

                                          /s/ Deborah G. Clayton
                                          ----------------------------------
                                          (Signature)
                                          Notary Public
(NOTARIAL SEAL)                           State of Florida at Large

                                          My Commission Expires: May 31, 1993

STATE OF NEW YORK    )
COUNTY OF NEW YORK   )

         The foregoing instrument was acknowledged before me this 19th day of July, 1991, by P. E. Burnside and John D. McCown, the President and the Secretary, respectively, of TRAILER BRIDGE COMPANY, INC., a Delaware corporation, on behalf of the corporation, and their business is Transshipment of goods.

                                          /s/ William G. Gotimer
                                          ----------------------------------
                                          (Signature)
                                          Notary Public
(NOTARIAL SEAL)                           State of New York at Large
                                          No. 41-4837705
                                          Qualified in Queens County

                                          My Commission Expires: July 31, 1991

                           C E R T I F I C A T I O N


State of Florida

County of Duval

         I, the undersigned authority, hereby certify that the foregoing is a true and correct copy of the instrument presented to me by the Jacksonville Port Authority as the original of such instrument.

         WITNESS my hand and official seal this 1st day of August, 1991.


                                             /s/ Deborah G. Clayton
                                             ----------------------------------
NOTARIAL SEAL                                Notary Public
                                             State of Florida

                                             My Commission expires: 5/31/93